Exhibit 10.10

EXECUTION VERSION

AMENDMENT NO. 1
TO
PARTICIPATION AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of September 1, 2011, to the Participation Agreement, dated as of August 22, 2008 (as amended, restated or otherwise modified from time to time, the “Participation Agreement”), by and between KBS DEBT HOLDINGS MEZZ HOLDER, LLC (the “Additional Guarantor”), KBS GKK PARTICIPATION HOLDINGS I, LLC (“Participant A”) and KBS GKK PARTICIPATION HOLDINGS II, LLC (“Participant B”, each of Participant B and Participant A are sometimes individually referred to herein as a “Participant” and collectively as the “Participants”).

W I T N E S S E T H :
WHEREAS, the Participants and KBS Debt Holdings, LLC (“KBS Debt Holdings”) have previously entered into the Participation Agreement;
WHEREAS, KBS Debt Holdings and the Additional Guarantor have previously entered into that certain Contribution Agreement dated as of April 28, 2011 (the “Contribution Agreement”) pursuant to which KBS Debt Holdings contributed and conveyed the Loan (as defined in the Contribution Agreement), the Loan Documents (as defined in the Contribution Agreement) and KBS Debt Holdings' obligations under the Participation Agreement (the “Participation Obligations”) to the Additional Guarantor and the Additional Guarantor accepted the Loan and the Loan Documents and assumed the Participation Obligations; and
WHEREAS, the Participants acknowledge such conveyance, contribution and assumption pursuant to the Contribution Agreement and the Participants and the Additional Guarantor desire to amend the Participation Agreement.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
A G R E E M E N T S :
SECTION 1.    Definitions. All capitalized terms used herein and not defined shall have the respective meanings set forth in the Participation Agreement.
SECTION 2.    Amendments. Exhibit A to the Participation Agreement is amended as follows:
a.The preamble at the beginning of page A-1 is amended to read as follows:
“(All documents are dated as of April 1, 2008 unless otherwise indicated,

as such documents may be amended, restated or otherwise modified from time to time. All defined terms used in this Exhibit A shall have the meanings ascribed to them for the purposes of this Exhibit A only.)”
b.The text of paragraph 18 is replaced with the following:
“18.    Amended and Restated Guaranty (Mezzanine) dated as of September 1, 2011, by Gramercy in favor of KBS Debt Holdings Mezz Holder, LLC, Participant A, Participant B, KBS Acquisition Sub, LLC and KBS Acquisition Holdings, LLC, and which amends and restates the Guaranty (Mezzanine) by Gramercy in favor of the Senior Mezzanine Lender as successor in interest to the Original Senior Mezzanine Lender;”
c.Paragraph 19 is amended by replacing the period at the end with “; and”; and
d.A new paragraph 12 is added as follows:
“20.    Guaranty dated as of September 1, 2011, by Gramercy in favor of KBS Debt Holdings Mezz Holder, LLC, Participant A, Participant B, and KBS Acquisition Sub, LLC.”
SECTION 3.    Execution, Delivery and Validity. Each party represents and warrants to the other that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terns.
SECTION 4.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its choice of law doctrine.
SECTION 5.    Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 6.    Agreement Otherwise Unchanged. Except as herein provided, the Participation Agreement shall remain unchanged and in full force and effect, and each reference to the Repurchase Agreement and words of similar import in the Participation Agreement, as amended hereby, shall be a reference to the Participation Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

ADDITIONAL GUARANTOR
KBS DEBT HOLDINGS MEZZ HOLDER, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer
In the presence of:
/s/ Sabrina Jacobs
Signature of Witness
Name: Sabrina Jacobs
Address: c/o Greenberg Traurig, LLP,
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Occupation: Paralegal

[AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT]

PARTICIPANTS
KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer
In the presence of:
/s/ Sabrina Jacobs
Signature of Witness
Name: Sabrina Jacobs
Address: c/o Greenberg Traurig, LLP,
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Occupation: Paralegal

[AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT]

KBS GKK PARTICIPATION HOLDINGS II, LLC,
a Delaware limited liability company

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer
In the presence of:
/s/ Sabrina Jacobs
Signature of Witness
Name: Sabrina Jacobs
Address: c/o Greenberg Traurig, LLP,
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Occupation: Paralegal

[AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT]